Exhibit 10.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of June 14, 2004 by and among Globus Medical, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A hereto (individually, a “Stockholder” and collectively, the “Stockholders”), and David C. Paul, or such other person as may be appointed in place of such individual pursuant to the terms of this Agreement (the “Proxy”).

RECITALS

A. The Stockholders hold shares of the Common Stock of the Company, par value $0.001 per share (the “Shares”).

B. The Stockholders desire to execute an irrevocable proxy in respect of the Shares in accordance with the terms of this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Irrevocable Proxy.

(a) Each Stockholder hereby irrevocably appoints the Proxy as the sole and exclusive attorney and proxy of such Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights with respect to all such Stockholder’s Shares that now are or hereafter may be beneficially owned by such Stockholder (as defined in Rule 13d-3 under the Exchange Act), and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof, in accordance with the terms of this Agreement. The Shares beneficially owned by each such Stockholder as of the date of this Agreement are listed on Exhibit A hereto. Upon each such Stockholder’s execution of this Agreement, any and all prior proxies given by such Stockholder with respect to any of such Stockholder’s Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

(b) The proxy granted hereby is irrevocable. As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) the tenth anniversary of the date hereof, (ii) the closing of the initial public offering by the Company of any of its securities, (iii) the Common Stock of the Company otherwise becoming publicly traded, or (iv) a sale, transfer or other disposition of all or substantially all of the assets of the Company to, or a merger or consolidation of the Company into, an entity a majority of the voting power of which is not owned by the stockholders of the Company. For the purposes of this Agreement, “public offering” shall mean a registration of capital stock under the Securities Act of 1933, as amended (the “Securities Act”), other than (1) a registration relating solely to employee benefit plans and (2) a registration relating solely to a transaction covered by Rule 145 under the Securities Act.

(c) The Proxy is hereby authorized and empowered by the undersigned, at any and all times prior to the Expiration Date, to act as each Stockholder’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting. The Proxy named above may vote the Shares on all matters, including without limitation the election of directors, in favor of or against resolutions or other proposed actions of the Company or any other matter which may be presented or requiring the vote or consent of the stockholders of the Company. Without limiting such general right, it is understood that such action or proceeding may include, upon terms satisfactory to the Proxy, mortgaging, creating a security interest in, and pledging of all or any part of the property of the Company, the lease or sale of all or any part of the property of the Company, for cash, securities or other property, and the dissolution of the Company, or the consolidation, merger, reorganization or recapitalization of the Company. The Proxy shall also have the right, in lieu of the holders of the Shares, subject to the provisions of this Agreement, to exercise all of such holders’ rights pursuant to the Shares under the Amended and Restated Investor Rights Agreement, dated as of November 28, 2003, among the Company and the parties named therein (as the same may be amended from time to time, the “Rights Agreement”) and the Amended and Restated Stock Sale Agreement, dated as of November 28, 2003, among the Company and the parties named therein (as the same shall be amended from time to time, the “Stock Sale Agreement”). The Proxy shall have no obligation to notify any Stockholder of a pending vote, consent or action of the Company, or seek any input from the Stockholders with respect to any pending vote, consent or action of the Company.

(d) Any obligation of a Stockholder hereunder shall be binding upon the successors and assigns of such Stockholder. Any obligation of the Proxy hereunder shall be binding upon the successors and assigns of the Proxy.

2. Representations, Warranties and Covenants of Stockholder. Each Stockholder represents warrants and covenants to the Company as follows:

(a) The Stockholder is the beneficial owner of the Shares, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares.

(b) As of the date hereof, the Shares are, and at all times up until the Expiration Date the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances, except as set forth in the Stock Sale Agreement.

(c) The Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement.

3. Resignation or Removal of Proxy; Successor Proxy.

(a) The Proxy may resign at any time by mailing a written resignation to the Stockholders and the Company, such resignation to be effective 30 calendar days after the date of such resignation or upon the prior acceptance by the Stockholders and the Company (such

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date referred to as the “Effective Date”). Such Proxy shall be replaced by a new Proxy selected by the holders of a majority in interest of the Shares and approved by the Company (which approval may not be unreasonably withheld), which such person shall thereafter be deemed Proxy for all purposes hereunder and shall agree to be bound by, and be subject in all respects to, the rights and obligations of this Agreement. In the event a new Proxy has not been so chosen by Effective Date, the Chief Executive Officer of the Company, or any interim Chief Executive Officer of the Company (collectively referred to herein as the “CEO”) shall immediately be deemed Proxy for all purposes hereunder and shall agree to be bound by, and be subject in all respects to, the rights and obligations of this Agreement. The CEO shall thereafter serve as the Proxy hereunder until such time as he or she is replaced by a person selected by the holders of a majority in interest of the Shares and approved by the Company (such approval not to be unreasonably withheld), which such person shall thereafter be deemed Proxy for all purposes hereunder and shall agree to be bound by, and be subject in all respects to, the rights and obligations of this Agreement.

(b) In the event of the death, incapacitation or resignation (without prior notice, as provided above) of the Proxy, such Proxy shall be immediately replaced by the CEO who shall be deemed Proxy for all purposes hereunder and shall agree to be bound by, and be subject in all respects to, the rights and obligations of this Agreement. The CEO shall thereafter serve as the Proxy hereunder until such time as he or she is replaced by a person selected by the holders of a majority in interest of the Shares and approved by the Company (such approval not to be unreasonably withheld), which person shall thereafter be deemed Proxy for all purposes hereunder and shall agree to be bound by, and be subject in all respects to, the rights and obligations of this Agreement.

(c) Notwithstanding anything to the contrary contained herein, the Stockholders may not effect the removal of the Proxy for any reason whatsoever.

4. Additional Documents. Each Stockholder and the Company covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

5. Effectiveness; Termination. This Agreement shall be effective as to any signatory below as of the date hereof. This Agreement and the irrevocable proxy contained herein shall terminate and shall have no further force or effect as of the Expiration Date.

6. Legending of Shares. Each Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Each Stockholder agrees that it will not transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

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7. Miscellaneous.

(a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties; provided, however, that nothing in this Agreement shall prevent a Stockholder from transferring his, her or its Shares to a third party, so long as such transfer is legally (pursuant to federal and state securities laws, as reasonably determined by counsel to the Company) and contractually permitted, provided that any such transferee shall execute documents acceptable to the Company and its counsel assuming the rights and obligations of the transferor under this Agreement prior to the transfer of such Shares.

(c) Amendments and Modification. This Agreement may only be modified, amended, altered, supplemented or terminated with the written consent of the Company, the Proxy and the holders of a majority of the Shares.

(d) Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

(e) Specific Performance; Injunctive Relief. The parties acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholders set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity.

(f) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

If to Company, to:	Globus Medical, Inc.
303 Schell Lane
Phoenixville, PA 19460
Attn: Chief Executive Officer
Telephone No.: (610) 415-9000
Facsimile No.: (610) 415-0716

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With a copy to:	Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, NC 27607
Attn: Anthony L. Williams
Telephone No.: (919) 781-4000
Facsimile No.: (919) 781-4865

If to Stockholder:	To the address for notice set forth on the Exhibits hereto.

If to Proxy: To the address for notice set forth on the records of the Company.

(g) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(h) Attorneys’ Fees and Expenses. If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by any party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

(i) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

(j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

(k) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Kelly Baker
	Name:	David C. Paul	Signature
	Title:	President

Kelly Baker
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

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IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Michael L. Boyer II
	Name:	David C. Paul	Signature
	Title:	President

Michael L. Boyer II
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ David Davidar
	Name:	David C. Paul	Signature
	Title:	President

David Davidar
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Dave Demski
	Name:	David C. Paul	Signature
	Title:	President

Dave Demski
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Andrew P. Iott
	Name:	David C. Paul	Signature
	Title:	President

Andrew P. Iott
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Richard Kienzle
	Name:	David C. Paul	Signature
	Title:	President

Richard Kienzle
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Andrew Lee
	Name:	David C. Paul	Signature
	Title:	President

Andrew Lee
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ Daniel S. Paul
	Name:	David C. Paul	Signature
	Title:	President

Daniel S. Paul
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement on the date first above written.

GLOBUS MEDICAL, INC.			STOCKHOLDER:

By:	/s/ David C. Paul		/s/ William A. Rhoda
	Name:	David C. Paul	Signature
	Title:	President

William A. Rhoda
Print Name

PROXY:

/s/ David C. Paul
David C. Paul

EXHIBIT A

List of Stockholders

Stockholder Name and Address	Number of Shares

Kelly Baker	20,000

Michael Boyer	433,200

David Davidar	400,200

David Demski	336,000

Andrew Iott	433,200

Richard Kienzle	600,000

Andrew Lee	433,200

Daniel Paul	433,200

William Rhoda	433,200

GLOBUS MEDICAL, INC.

JOINDER TO VOTING AGREEMENT

In connection with and as a condition to the receipt by the undersigned of shares of Class B Common Stock of Globus Medical, Inc., a Delaware corporation (the “Company”), the undersigned hereby executes and agrees to be bound by the terms and conditions of, and shall be deemed a party to, that certain Voting Agreement, dated as of June 14, 2004, by and among the Company and the other stockholders thereto (as the same may be amended from time to time, the “Voting Agreement”), as a “Stockholder” thereunder, the form of which is attached hereto, as if the undersigned had been a party to the Voting Agreement as of the date thereof.

STOCKHOLDER:

DANIEL PAUL, AS TRUSTEE OF THE
DANIEL PAUL 2010 GRANTOR RETAINED
ANNUITY TRUST U/A 7/20/10

By:	/s/ Daniel S. Paul
Daniel Paul, Trustee

Effective: July 21, 2010

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JOINDER TO VOTING AGREEMENT

In connection with and as a condition to the receipt by the undersigned of shares of Class A Common Stock of Globus Medical, Inc., a Delaware corporation (the “Company”), the undersigned hereby executes and agrees to be bound by the terms and conditions of, and shall be deemed a party to, that certain Voting Agreement, dated as of June 14, 2004, by and among the Company and the other stockholders thereto (as the same may be amended from time to time, the “Voting Agreement”), as a “Stockholder” thereunder, the form of which is attached hereto, as if the undersigned had been a party to the Voting Agreement as of the date thereof.

STOCKHOLDER:

By:	/s/ Vaneetha Demski
Vaneetha Demski

Date:	12/15/2011

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JOINDER TO VOTING AGREEMENT

In connection with and as a condition to the receipt by the undersigned of shares of Class A Common Stock of Globus Medical, Inc., a Delaware corporation (the “Company”), the undersigned hereby executes and agrees to be bound by the terms and conditions of, and shall be deemed a party to, that certain Voting Agreement, dated as of June 14, 2004, by and among the Company and the other stockholders thereto (as the same may be amended from time to time, the “Voting Agreement”), as a “Stockholder” thereunder, the form of which is attached hereto, as if the undersigned had been a party to the Voting Agreement as of the date thereof.

STOCKHOLDER:

By:	/s/ William Mcnett
William Mcnett

Date:	Jan. 10, 2012

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